Collaborations, Licensing Arrangements, Other Asset Acquisitions, and Others	12 Months Ended
Mar. 31, 2025
Collaborations, Licensing Arrangements, Other Asset Acquisitions, and Others [Abstract]
Collaborations, Licensing Arrangements, Other Asset Acquisitions, and Others	Collaborations, Licensing Arrangements, Other Asset Acquisitions, and Others
Takeda is a party to certain collaborations, in-licensing agreements, out-licensing arrangements, other asset acquisitions, and others.
Out-licensing agreements
Takeda has entered into various licensing arrangements where it has licensed certain products or intellectual property rights for consideration such as up-front payments, equity interest of partners, milestone payments (development, regulatory approval, launch, and commercial/sales), and/or sales-based royalty payments. The receipt of the variable considerations related to these substantive milestones is uncertain and contingent on the achievement of certain development milestones or the achievement of a specified level of annual net sales by the licensee.
Collaborations, in-licensing arrangements, and other asset acquisitions
These agreements generally provide for commercialization rights to a product or products being developed by the partner, and in exchange, often resulted in an up-front payment being paid upon execution of the agreement and resulted in an obligation that may require Takeda to make future development, regulatory approval, launch, and commercial/sales milestone payments as well as sales-based royalty payments. In some of these arrangements, Takeda and the licensee are both actively involved in the development and commercialization of the licensed products and have exposure to risks and rewards that are dependent on its commercial success. Other asset acquisitions include acquisitions of legal entities that do not qualify as business combinations under IFRS3, such as acquisitions of entities where the value of these acquired entities largely consists of the rights to a single product or group of products.
Under the terms of these collaborations, in-licensing arrangements, and other asset acquisitions, Takeda made the following payments:

	JPY (millions)
	For the Year Ended March 31
	2023	2024	2025
Initial up-front payments, milestone payments, and other asset acquisitions	¥676,156	¥124,878	¥87,129
Acquisition of shares of collaboration and in-licensing partners	494	2,050	12,268
The following is a description of Takeda’s significant collaborations, and in-licensing agreements, and other asset acquisitions which Takeda entered into for the past three fiscal years.
Nimbus Therapeutics, LLC (“Nimbus”)
In December 2022, Takeda entered into an agreement to acquire all shares of Nimbus Lakshmi, Inc., a wholly-owned subsidiary of Nimbus. The transaction closed in February 2023. Through this transaction, Takeda acquired TAK-279, formally known as NDI-034858, an oral, selective allosteric tyrosine kinase 2 (TYK2) inhibitor being evaluated for the treatment of multiple autoimmune diseases following successful recent Phase 2b results in psoriasis. Under the terms of the agreement, Takeda agreed to pay USD 4.0 billion upfront following the closing of the transaction*, and will pay 2 milestone payments of USD 1.0 billion each upon achieving annual net sales of USD 4.0 billion and USD 5.0 billion of products developed from the TAK-279 program.
In addition, in connection with the transaction, Takeda agreed to assume Nimbus’s obligations under a January 2022 settlement agreement with Bristol-Myers Squibb and its Celgene Corporation subsidiary (collectively, “BMS”) to make certain payments to BMS following the achievement of development, regulatory, and sales-based milestones for products developed from the TAK-279 program.
* Of the USD 4.0 billion upfront payment, USD 3.0 billion, USD 0.9 billion, and USD 0.1 billion were paid in February 2023, April 2023, and August 2023, respectively.
HUTCHMED (China) Limited and its subsidiary HUTCHMED Limited (collectively, “HUTCHMED”)
In January 2023, Takeda entered into an exclusive licensing agreement with HUTCHMED, for the further development and commercialization of fruquintinib outside of mainland China, Hong Kong and Macau. Approved in China in 2018 , fruquintinib is a highly selective and potent inhibitor of vascular endothelial growth factor receptors (VEGFR) -1, 2 and 3. Fruquintinib is orally administered and has the potential to be used across subtypes of refractory metastatic colorectal cancer (CRC), regardless of biomarker status. Under the terms of the agreement, Takeda received an exclusive worldwide license to develop and commercialize fruquintinib in all indications and territories outside of mainland China, Hong Kong and Macau. The transaction closed in March 2023. Subject to the terms of the agreement, Takeda paid HUTCHMED USD 400 million upfront in April 2023, and will pay up to USD 730 million in additional potential payments relating to regulatory, development and commercial sales milestones, as well as royalties on net sales.
Protagonist Therapeutics, Inc. (“Protagonist”)
In January 2024, Takeda signed a worldwide license and collaboration agreement with Protagonist for the development and commercialization of rusfertide, an investigational injectable hepcidin mimetic peptide of the natural hormone hepcidin, currently in a pivotal Phase 3 trial, VERIFY, for the treatment of Polycythemia Vera (PV). Under the terms of the agreement, Takeda paid USD 300 million upfront in April 2024. Protagonist is eligible to receive additional worldwide development and regulatory milestone payments, as well as commercial milestones and tiered royalties on ex-U.S. net sales. Protagonist remains responsible for research and development through the completion of the Phase 3 clinical trial and U.S. regulatory approval while Takeda has rights for ex-U.S. development and is responsible for leading global commercialization activities.
AC Immune SA ("AC Immune")
In May 2024, Takeda entered into an exclusive, worldwide option and license agreement with AC Immune for AC Immune’s active immunotherapies targeting toxic forms of amyloid beta (Abeta), including ACI-24.060 for the treatment of Alzheimer’s disease. Under the terms of the agreement, Takeda made an upfront payment of USD 100 million to AC Immune in May 2024. AC Immune will be eligible to receive an option exercise fee and additional potential development, commercial and sales-based milestones of up to approximately USD 2,100 million if all related milestones are achieved over the course of the agreement. In addition, upon commercialization, AC Immune will be entitled to receive tiered double-digit royalties on worldwide net sales.
Ascentage Pharma Group International ("Ascentage Pharma")
In June 2024, Takeda signed an option agreement with Ascentage Pharma to enter into an exclusive license agreement for olverembatinib. Under the terms of this agreement, Takeda made an option payment of USD 100 million and made a minority equity investment in Ascentage Pharma in July 2024. Ascentage Pharma will be eligible for an option exercise fee and additional potential milestone and royalty payments if Takeda exercises the option to license olverembatinib, with the exercise of the option being subject to customary regulatory approvals.
Keros Therapeutics, Inc. (“Keros Therapeutics”)
In December 2024, Takeda entered into an exclusive licensing agreement with Keros Therapeutics to further develop, manufacture and commercialize elritercept worldwide outside of mainland China, Hong Kong and Macau. Under the terms of the agreement, Takeda made an upfront payment of USD 200 million in February 2025. Keros Therapeutics will be eligible to receive potential payments relating to regulatory, development and commercial sales milestones, as well as royalties on net sales.
The following is a description of Takeda’s significant collaborations, and in-licensing agreements, and other asset acquisitions which Takeda completed during the fiscal year ended March 31, 2025.
Wave Life Sciences, Inc. (“Wave”)
In February 2018, Takeda entered into an agreement with Wave to discover, develop and commercialize nucleic acid therapies for disorders of the central nervous system (CNS). Under the agreement, Takeda had the option to co-develop and co-commercialize WVE-003 which includes programs in areas of Huntington’s disease, amyotrophic lateral sclerosis, frontotemporal dementia, and spinocerebellar ataxia type 3. In addition, Takeda had the right to license multiple preclinical programs targeting CNS disorders, including Alzheimer’s disease and Parkinson’s disease.
In October 2024, Takeda made the decision not to exercise the multi-program option to co-develop and co-commercialize WVE-003. As a result of this decision, the collaboration with Wave has completed. The impact on the consolidated financial statements from the completion of the partnership was not material.
Other R&D Related Agreements
Blackstone Life Sciences (“BXLS”)
In March 2025, Takeda entered into a development funding agreement with BXLS for mezagitamab (TAK-079). Under this agreement, Takeda will receive up to a total of USD 300 million to co-fund Phase 3 trials of immune thrombocytopenia (ITP) and immunoglobulin A nephropathy (IgAN) from the fiscal year ending March 31, 2026, through the fiscal year ending March 31, 2029. Takeda will recognize the funding as a reduction of research and development expenses as incurred as there is sharing of risk and costs of the Phase 3 trial with BXLS. BXLS is eligible to receive regulatory approval milestone payments of up to USD 240 million and cumulative sales milestone payments of up to USD 300 million if all related milestones are achieved. These milestone payments will be capitalized as intangible assets associated with products which are amortized on a straight-line method over the estimated useful life. Additionally, upon commercialization, BXLS will be entitled to receive royalties on U.S. sales. Royalties will be recorded in cost of sales as incurred. After regulatory approval, Takeda has the option to buy-out its remaining sales milestone payments and royalty obligations for the funding provided by BXLS. In a case where Takeda chooses to exercise the buy-out option, the payment will be capitalized as intangible assets associated with products which are amortized on a straight-line method over the estimated useful life. If Takeda terminates the agreement, BXLS has an option to acquire or license mezagitamab from Takeda at fair value.